Significant Accounting Policies	12 Months Ended
Dec. 31, 2019
Significant Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES

NOTE 2:- SIGNIFICANT ACCOUNTING POLICIES

The following accounting policies have been applied consistently in the financial statements for all periods presented, unless otherwise stated.

1)	Basis of presentation of the financial statements

These financial statements have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board ("IFRS").

The financial statements for the year ended December 31, 2016 were the Group's first consolidated financial statements prepared in accordance with IFRS. The date of transition to IFRS was January 1, 2015. For all periods up to and including the year ended December 31, 2015, the Group prepared its financial statements in accordance with United States generally accepted accounting principles ("U.S. GAAP"). Accordingly, the Group's first consolidated financial statements that comply with IFRS are applicable as of December 31, 2016, together with the comparative period data for the year ended December 31, 2015.

The Company's financial statements have been prepared on a cost basis, except for certain assets and liabilities such as: financial assets measured at fair value through other comprehensive income; contingent liabilities related to business combination and other financial assets and liabilities (including derivatives) which are presented at fair value through profit or loss.

The Company has elected to present the profit or loss items using the function of expense method.

2)	Use of judgments, estimates and assumptions:

The preparation of the consolidated financial statements requires management to make judgments, estimates and assumptions that have an effect on the application of the accounting policies and on the reported amounts of assets, liabilities, revenues and expenses in the financial statements. The Company's management believes that the estimates and assumptions used are reasonable based upon information available at the time they are made. These estimates and underlying assumptions are reviewed regularly. Actual results could differ from those estimates. Changes in accounting estimates are reported in the period of the change in estimate.

The judgments, estimates and assumptions which have the most significant effect on the amounts recognized in the financial statements are employed in determining values of goodwill and identifiable intangible assets and their subsequent impairment analysis, revenue recognition, timing of commitment to execution of transactions, tax assets and tax positions, legal contingencies, research and development capitalization, classification of leases, contingent consideration related to acquisitions, determining the fair value of put options of non-controlling interests, pension and other post-employment benefits and share-based compensation costs. These judgements estimates and assumptions also impact the Company's assessment as to whether it has effective control over companies in which it holds less than the majority of the voting rights.

3)	Consolidated financial statements:

The consolidated financial statements comprise the financial statements of companies that are controlled by the Company (subsidiaries). Control is achieved when the Company is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. Potential voting rights are considered when assessing whether an entity has control. The consolidation of the financial statements commences on the date on which control is obtained and ends when such control ceases.

Effective control:

In a situation where the Company holds less than a majority of voting power in a given entity, but that power is sufficient to enable the Company to unilaterally direct the relevant activities of such entity, then the control is exercised. When assessing whether voting rights held by the Company are sufficient to give it power, the Company considers all facts and circumstances, including: the amount of those voting rights relative to the amount and dispersion of other vote holders; potential voting rights held by the Company and other shareholders or parties; rights arising from other contractual arrangements; significant personal ties; and any additional facts and circumstances that may indicate that the Company has, or does not have the ability to direct the relevant activities when decisions need to be made, inclusive of voting patterns observed at previous meetings of shareholders.

The Company's management has concluded that despite the lack of absolute majority of voting power at the general meetings of shareholders of Matrix, Sapiens and Magic Software, in accordance with IFRS 10, these investees are controlled by the Company. The conclusion regarding the existence of control during the years ended December 31, 2019, 2018 and 2017 with respect to Matrix, Sapiens and Magic Software, in accordance with IFRS 10, was made in accordance with the following factors:

Matrix:

i)	Governing bodies of Matrix:

Decisions of Matrix's shareholders general meeting are taken by a simple majority of votes represented at the general meeting. The annual (ordinary) general meeting adopts resolutions to elect individual directors, appoint Matrix's independent auditors for the next year, as well as approve the company's financial statements and management's report on operations. In accordance with Matrix's articles of association, the board of directors of Matrix is responsible for managing its current business operations and is authorized to take substantially all decisions which are not specifically reserved to Matrix's shareholders by its articles of association, including the decision to pay out dividends. Matrix's board of directors is composed of 5 members, 3 of whom are independent directors, and one being Formula's chief executive officer who serves as the chairman of Matrix board of directors. For the last 5 years (i.e., 2015-2019), the Company has consistently reappointed mostly the same members of the board of directors. The only few exceptions were (i) the appointment of Mrs. Yafit Keret, who has replaced Mrs. Michal Leshem in 2018 after nine years of service as an external director in accordance with the Companies Law, 5759-1999 (ii) the retirement of Mr. Pinchas Grinfeld in 2017 and (iii) The appointment of Mr. Yitiel Efrat to serve as a third external director in accordance with the Companies Law, 5759-1999. Mr. Efrat was appointed on December 13, 2017 for a three-year term.

ii)	Shareholders' structure of Matrix:

Matrix's shareholders structure is dispersed because, apart from the Company, as of December 31, 2019 there was just one financial institution holding more than 5% of Matrix's voting power (8.4% of the votes). There is no evidence that any of the shareholders have or had granted to any other shareholder a voting proxy at the general meeting. Over the last five years (i.e., 2015-2019), Matrix's general meetings were attended by shareholders representing not more than between 75% and 82% of total voting rights, including the Company's share power. Bearing in mind that the Company presently holds approximately 48.88% of total voting power, this means that the level of activity of Matrix's other shareholders is relatively moderate or low. As of December 31, 2019, the attendance by shareholders would have to be higher than 97.8% in order to deprive the Company of an absolute majority of votes at the general meeting. In accordance with voting patterns at Matrix's shareholders' meetings in recent years, it is the Company's management's belief that achieving such a high attendance seems unlikely.

Sapiens:

i)	Governing bodies of Sapiens:

Decisions of Sapiens' shareholders general meeting are taken by a simple majority of votes represented at the general meeting. The annual (ordinary) general meeting adopts resolutions to appoint individual directors, choose Sapiens' independent auditors for the next year, as well as approve the company's financial statements and the management's report on operations.

In accordance with Sapiens' articles of association, the board of directors of Sapiens is responsible for managing its current business operations and is authorized to take substantially all decisions which are not specifically reserved to Sapiens' shareholders by its articles of association, including the decision to pay out dividends. Sapiens' board of directors is composed of 6 members, 4 of whom are independent directors, and one being Formula's chief executive officer who serves as the chairman of Sapiens board of directors. For the last 9 years, the Company has consistently reappointed the same members of the board of directors. Likewise, the previous composition of the board of directors was re-elected during the general meeting that was held in November 2019.

ii)	Shareholders structure of Sapiens:

Sapiens' shareholders structure is dispersed because, apart from the Company, only one financial institution held more than 5% of the voting rights at the general meeting (representing 5.4%). There is no evidence that any shareholders have or had granted to any other shareholder a voting proxy at the general meeting. Over the last five years from 2015 to 2019, Sapiens' general meetings were attended by shareholders representing in total between 70% and 80% of the total voting power, including the Company's share power. Bearing in mind that the Company presently holds approximately 47.91% of total voting right, this means that the level of activity of Sapiens' other shareholders is relatively moderate or low. As of December 31, 2019, the attendance from shareholders would have to be higher than 95.8% in order to deprive the Company of an absolute majority of votes at the general meeting.

In accordance with voting patterns at Sapiens' shareholders' meetings in recent years, it is the Company's management's belief that achieving such a high attendance seems unlikely.

Magic Software:

i)	Governing bodies of Magic Software:

Decisions of Magic Software's shareholders' general meeting are taken by a simple majority of votes represented at the general meeting. The annual (ordinary) general meeting adopts resolutions to elect individual directors, appoint Magic Software's independent auditors for the next year, as well as to approve Magic Software's financial statements and the management's report on operations.

In accordance with the Magic Software's articles of association, the board of directors of Magic Software is responsible for managing Magic Software's current business operations and is authorized to take substantially all decisions which are not specifically reserved to Magic Software shareholders by its articles of association, including the decision to pay out dividends. Magic Software's board of directors is composed of 5 members, 3 of whom are independent directors, and one being Formula chief executive officer who also serves as Magic Software chief executive officer. In recent years, the Company has consistently reappointed mostly the same members of the board of directors. The only exception was the appointment of Mr. Avi Zakaya, who has replaced Mr. Yechezkel Zeira after nine years of service.

ii)	Shareholders structure of Magic Software:

Magic Software's shareholders' structure is dispersed because, apart from the Company, as of December 31, 2019, there were just three financial institutions holding more than 5% of Magic Software's voting power (representing 8.7%, 7.4% and 6.0% of the votes). There is no evidence that any of the shareholders have or had granted to any other shareholder a voting proxy at the general meeting. Over the last five years from 2015 to 2019, Magic Software's general meetings were attended by shareholders representing not more than 77% of total voting rights. Bearing in mind that the Company presently holds approximately 45.34% of total voting right, this means that the level of activity of Magic Software's other shareholders is relatively moderate or low. As of December 31, 2019, the attendance by shareholders would have to be higher than 90.7% in order to deprive the Company of an absolute majority of votes at the general meeting. In accordance with voting patterns at Magic Software's shareholders' meetings in recent years, it is the Company's management belief that achieving such a high attendance seems unlikely.

The financial statements of the Company and of the investees, after being adjusted to comply with IFRS, are prepared for the same reporting period and using consistent accounting treatment of similar transactions and economic activities. Any discrepancies in the applied accounting policies are eliminated by making appropriate adjustments. Significant intragroup balances and transactions and gains or losses resulting from intragroup transactions are eliminated in full in the consolidated financial statements.

Non-controlling interests in subsidiaries, represent the equity in subsidiaries not attributable, directly or indirectly, to a parent. Non-controlling interests are presented in equity separately from the equity attributable to the equity holders of the Company. Profit or loss and components of other comprehensive income are attributed to the Company and to non-controlling interests. Losses are attributed to non-controlling interests even if they result in a negative balance of non-controlling interests in the consolidated statement of financial position.

Changes in the share interest in a subsidiary that do not result in a loss of control are recognized as a change in equity, by adjusting the balance of the non-controlling interests against the equity attributable to the equity holders of the Company, and net of the consideration paid or received.

4)	Business combinations and goodwill:

Business combinations are accounted for by applying the acquisition method. The cost of the acquisition is measured at the fair value of the consideration transferred on the acquisition date with the addition of non-controlling interests in the acquiree. In each business combination, the Company determines whether to measure the non-controlling interests in the acquiree based on their fair value on the acquisition date or at their proportionate share in the fair value of the acquiree's net identifiable assets.

Direct acquisition costs are carried to the statement of profit or loss as incurred.

In a business combination achieved in stages, equity interests in the acquiree that had been held by the acquirer prior to obtaining control are measured at the acquisition date fair value while recognizing a gain or loss resulting from the revaluation of the prior investment on the date of achieving control.

Contingent consideration is recognized at fair value on the acquisition date and classified as a financial asset or liability in accordance with IFRS 9, "Financial Instruments". Subsequent changes in the fair value of the contingent consideration are recognized in profit or loss. If the contingent consideration is classified as an equity instrument, it is measured at fair value on the acquisition date without subsequent remeasurement.

Goodwill is initially measured at cost which represents the excess of the acquisition consideration and the amount of non-controlling interests over the net identifiable assets acquired and liabilities assumed. If the resulting amount is negative, the acquirer recognizes the resulting gain on the acquisition date without subsequent measurement.

5)	Investment in joint arrangements:

Joint arrangements are arrangements in which the Company has joint control. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require the unanimous consent of the parties sharing control.

i.	Joint ventures:

In joint ventures the parties that have joint control of the arrangement have rights to the net assets of the arrangement. A joint venture is accounted for by using the equity method.

ii.	Joint operations:

In joint operations the parties that have joint control of the arrangement have rights to the assets and obligations for the liabilities relating to the arrangement. The Company recognizes in relation to its interest its share of the assets, liabilities, revenues and expenses of the joint operation.

6)	Investments in associates:

Associates are companies in which the Group has significant influence over the financial and operating policies without having control. The investment in an associate is accounted for using the equity method.

7)	Investments accounted for using the equity method:

The Group's investments in associates and joint ventures are accounted for using the equity method. Under the equity method, the investment in the associate or in the joint venture is presented at cost with the addition of post-acquisition changes in the Group's share of net assets, including other comprehensive income of the associate or the joint venture. Gains and losses resulting from transactions between the Group and the associate or the joint venture are eliminated to the extent of the interest in the associate or in the joint venture.

Goodwill relating to the acquisition of an associate or a joint venture is presented as part of the investment in the associate or the joint venture, measured at cost and not systematically amortized. Goodwill is evaluated for impairment as part of the investment in the associate or in the joint venture as a whole.

The financial statements of the Company and of the associate or joint venture are prepared as of the same dates and periods. The accounting policies applied in the financial statements of the associate or the joint venture are uniform and consistent with the policies applied in the financial statements of the Group. Upon the acquisition of an associate or a joint venture achieved in stages when the former investment in the acquiree was accounted for pursuant to the provisions of IFRS 9, the Group adopts the principles of IFRS 3 regarding business combinations achieved in stages. Consequently, equity interests in the acquiree that had been held by the Group prior to achieving significant influence or joint control are measured at fair value on the acquisition date and are included in the acquisition consideration while recognizing a gain or loss resulting from the fair value measurement. The equity method is applied until the loss of significant influence in the associate or loss of joint control in the joint venture or classification as investment held for sale.

On the date of loss of significant influence or joint control, the Group measures any remaining investment in the associate or the joint venture at fair value and recognizes in profit or loss the difference between the fair value of any remaining investment plus any proceeds from the sale of the investment in the associate or the joint venture and the carrying amount of the investment on that date.

8)	Functional currency, presentation currency and foreign currency:

i.	Functional currency and presentation currency:

The presentation currency of these financial statements is the U.S dollars (the "dollar"), since the Company believes that financial statements in U.S dollars provide more relevant information to its investors and users of the financial statements. The functional currency applied by Formula, on a stand-alone basis, until December 31, 2018, was the dollar. Following an examination and reevaluation of the primary economic environment in which it currently operates and expects to continue operating and taking into consideration the recent trends and its forward-looking business strategy, in accordance with the International Accounting Standard 21 (IAS 21), Formula concluded that its functional currency on a stand-alone basis commencing January 1, 2019 is the NIS. The functional currencies applied by Formula's investees which are consolidated in these financial statements are the currencies of the primary economic environment in which each one of them operates.

Assets, including fair value adjustments upon acquisition, and liabilities of an investee which is a foreign operation, are translated at the closing rate at each reporting date. Profit or loss items are translated at average exchange rates for all periods presented. The resulting translation differences are recognized in other comprehensive income (loss). Intragroup loans for which settlement is neither planned nor likely to occur in the foreseeable future are, in substance, a part of the investment in the foreign operation and, accordingly, the exchange rate differences from these loans (net of the tax effect) are recorded in other comprehensive income (loss).

Upon the full or partial disposal of a foreign operation resulting in loss of control in the foreign operation, the cumulative gain (loss) from the foreign operation which had been recognized in other comprehensive income is transferred to profit or loss. Upon the partial disposal of a foreign operation which results in the retention of control in the subsidiary, the relative portion of the amount recognized in other comprehensive income is reattributed to non-controlling interests.

ii.	Transactions, assets and liabilities in foreign currency:

Transactions denominated in foreign currency are recorded upon initial recognition at the exchange rate at the date of the transaction. After initial recognition, monetary assets and liabilities denominated in foreign currency are translated at each reporting date into the functional currency at the exchange rate at that date. Exchange rate differences are recognized in profit or loss. Non-monetary assets and liabilities denominated in foreign currency and measured at cost are translated at the exchange rate at the date of the transaction. Non-monetary assets and liabilities denominated in foreign currency and measured at fair value are translated into the functional currency using the exchange rate prevailing at the date when the fair value was determined.

9)	Cash equivalents:

Cash equivalents are considered highly liquid investments, including unrestricted short-term bank deposits with an original maturity of three months or less from the date of investment or with a maturity of more than three months, but which are redeemable on demand without penalty and which form part of the Group's cash management. Cash and cash equivalent includes amounts held primarily in New-Israeli Shekel, dollars, Euro, Japanese Yen, Indian Rupee and British Pound.

10)	Short-term and restricted deposits:

Short-term bank deposits are deposits with an original maturity of more than three months from the date of investment and which do not meet the definition of cash equivalents. The deposits are presented according to their terms of deposit. Restricted deposits include deposits used to secure certain subsidiaries' ongoing projects and credit lines from banks, as well as security deposits with respect to leases, and are classified under other short-term and long-term receivables.

11)	Inventories:

Inventories are measured at the lower of cost and net realizable value. The cost of inventories comprises costs of purchase and costs incurred in bringing the inventories to their present location and condition. Net realizable value is the estimated selling price in the ordinary course of business less estimated costs of completion and estimated costs necessary to make the sale. Inventories are mainly comprised of purchased merchandise and products which consist of educational software kits, computers, peripheral equipment and spare parts. Cost is determined on the "first in - first out" basis.

The Group periodically evaluates the condition and aging of its inventories and makes provisions for impairment of slow-moving inventories accordingly. No such impairments have been recognized in any period presented.

12)	Revenue recognition:

On January 1, 2018, the Company initially adopted IFRS 15, "Revenue from Contracts with Customers" ("the Standard") issued by the IASB in May 2014. IFRS 15, supersedes IAS 11 'Construction Contracts', IAS 18 'Revenue from contracts with customers' and related Interpretations and applies to all revenue arising from contracts with customers, unless those contracts are in the scope of other standards. The Company elected to apply the provisions of the Standard using the modified retrospective method with the application of certain practical expedients and without restatement of comparative data.

The accounting policy for revenue recognition applied until December 31, 2017, is as follows:

Revenues are recognized in profit or loss when the revenues can be measured reliably, it is probable that the economic benefits associated with the transaction will flow to the Group and the costs incurred or to be incurred in respect of the transaction can be measured reliably. Revenues are measured at the fair value of the consideration less any trade discounts, volume rebates and returns.

The following are the specific revenue recognition criteria which must be met before revenue is recognized by the Company and its subsidiaries:

i.	Revenues from software solutions and services:

a)	Revenues from contracts based on actual inputs. Revenues from master agreements based on actual inputs are recognized based on actual labor hours.

b)	Outsourcing - These agreements are similar in nature to agreements that are based on actual labor hours. The Group allocates employees to projects that are generally managed by the customers at their charge based on the pricing of labor hours. Revenues are recognized based on actual labor hours.

ii.	Revenues from sales, distribution and support of software products:

The Group recognizes revenues from the sale of software (i) only after the significant risks and rewards of ownership of the software have been transferred to the buyer for which a necessary condition is delivery of the software, either physically or electronically, or providing the right to use or permission to make copies of the software, (ii) the Group does not retain any continuing management involvement that is associated with ownership and does not retain the effective control of the sold software, (iii) the amount of revenues can be measured reliably, (iv) it is probable that the economic benefits associated with the transaction will flow to the Group and (v) the costs incurred or to be incurred in respect of the transaction can be measured reliably. The Group reports income on a gross basis since it acts as a principal and bears the risks and rewards derived from the transaction.

Revenue from third-party sales is recorded at a gross or net amount according to certain indicators. The application of these indicators for gross and net reporting of revenue depends on the relative facts and circumstances of each sale and requires significant judgment.

Revenues from sale agreements that do not provide a general right of return and consist of multiple elements such as hardware, service and support agreements are split into different accounting units which are separately recognized. An element only represents a separate accounting unit if and only if it has stand-alone value for the customer. Moreover, there should be reliable and objective evidence of the fair value of all the elements in the agreement or of the fair value of undelivered elements. Revenues from the various accounting units are recognized when the revenue recognition criteria are met with respect to all the elements of the accounting unit based on their specific type and only up to the amount of the consideration that is not contingent on completion or performance of the other elements in the contract.

Maintenance and support includes annual maintenance contracts providing for unspecified upgrades for new versions and enhancements on a when-and-if-available basis for an annual fee. The right for unspecified upgrades for new versions and enhancements on a when-and-if-available basis does not specify the features, functionality and release date of future product enhancements for the customer to know what will be made available and the general timeframe in which it will be delivered. Revenues from maintenance services are recognized on a straight-line basis at the relative portion of the maintenance contract that is determined for each reporting year. Revenues that have been received before the respective service has been provided are carried to deferred income. Maintenance and support revenue included in multiple element arrangements is deferred and recognized on a straight-line basis over the term of the maintenance and support agreement.

iii.	Revenues from training and implementation services:

Revenues from trainings and implementations are recognized when providing the service. Revenues from training services in respect of courses conducted over a period of up to 3 months will be recognized over the period of the course. Revenues from training services in respect of courses ordered in advance and long-term or short term (for a period of up to a year) retraining courses will be recognized over the period of the course. Revenues from projects which are usually ordered by organizations will be recognized under the actual inputs by using the basis of hours actually invested in the project.

iv.	Revenues from hardware products and infrastructure solutions:

Revenues from hardware products and infrastructure solutions are recognized after all the significant risks and rewards of ownership of the products have been transferred to the buyer. The Group does not retain any continuing management involvement that is associated with ownership and does not retain the effective control of the sold products, the amount of revenues can be measured reliably, it is probable that the economic benefits associated with the transaction will flow to the Group and the costs incurred or to be incurred in respect of the transaction can be measured reliably.

The accounting policy for revenue recognition applied from January 1, 2018, is as follows:

IFRS 15 establishes a five-step model to account for revenue arising from contracts with customers and requires entities to exercise judgement, taking into consideration all of the relevant facts and circumstances when applying each step of the model to contracts with their customers:

Step 1: Identify the contract with a customer, including reference to contract combination and accounting for contract modifications.

Step 2: Identify the separate performance obligations in the contract.

Step 3: Determine the transaction price, including reference to variable consideration, significant financing components, non-cash consideration and any consideration payable to the customer.

Step 4: Allocate the transaction price to the distinct performance obligations on a relative stand-alone selling price basis using observable information, if it is available, or using estimates and assessments.

Step 5: Recognize revenue when a performance obligation is satisfied, either at a point in time or over time.

Under IFRS 15, revenues are recognized when control of the promised goods or services are transferred to the customers in an amount that reflects the consideration that the Group expects to receive in exchange for those goods or services.

The Group enters into contracts that can include various combinations of products and software, IT services and hardware, as detailed below, which are generally capable as being distinct from each other and accounted for as separate performance obligations.

For contracts with customers that contain multiple performance obligations, the Group accounts for each individual performance obligation separately, if they are distinct from each other. The transaction price is allocated to the separate performance obligations on a relative stand-alone selling price basis.

Stand-alone selling prices of software sales are typically estimated using the residual approach due to the lack of selling software licenses on a stand-alone basis. Stand-alone selling prices of software services are typically determined by considering several external and internal factors including but not limited to, observable transactions when these services are sold on a stand-alone basis.

The following is a description of principal activities from which the Group generates its revenues:

i.	Sale of proprietary licenses without significant related services

In the event in which the sale of a proprietary license (perpetual or term-based) is distinct from other significant modification or implementation services, and thereby it constitutes a separate performance obligation, the Group considers whether this performance obligation in granting the license is to provide the customer with either:

●	a right to access the entity's intellectual property in the form in which it exists throughout the licensing period; or

●	a right to use the entity's intellectual property in the form in which it exists at the time of granting the license

The vast majority of licenses sold separately by the Group (thus representing a separate performance obligation) are intended to provide the customer with a right to use the intellectual property, which means that revenues from the sale of such licenses are recognized at the point in time at which control of the license is transferred to the customer.

The Group recognizes revenue from software licensing transactions over time when the Group provides the customer a right to access the Group's intellectual property throughout the license period.

ii.	Sale of proprietary licenses with significant related services

Revenues from contracts that include the sale of proprietary licenses with significant related services (for example, modifications, implementation or customization to customer-specific specifications) are generally accounted by the Group as performance obligations satisfied over time. In such contracts the Group is normally committed to provide the customer with a functional IT system and the customer can only benefit from such functional system, being the final product that would normally be comprised of proprietary licenses and significant related services. The Group considers that a commitment to sell a license under such performance obligation does not satisfy the criteria of being distinct, because the transfer of the license is only part of a larger performance obligation. The Group recognizes revenue from such contracts using cost-based input methods, which recognizes revenue and gross profit as the work is performed based on a ratio between actual costs incurred compared to the total estimated costs for the contract. This is because, in accordance with IFRS 15, revenues may be recognized over the course of transferring control of the supplied goods and services, as long as the entity's performance does not create an asset with an alternative use to the entity, and the entity has an enforceable right to payment for performance completed to date throughout the duration of the contract. Provisions for estimated losses on uncompleted contracts are made during the period in which such losses are first determined, in the amount of the estimated loss for the entire contract.

When appropriate, the Group also applies a practical expedient permitted under IFRS 15 whereby if the Group has a right to consideration from a customer in an amount that corresponds directly with the value to the customer of the Group's performance completed to date (for example, a service contract in which an entity bills a fixed amount for each hour of service provided), the Group may recognize revenue in the amount it is entitled to invoice. Deferred revenues, which represent a contract liability, include unearned amounts received under maintenance and support (mainly) and amounts received from customers for which revenues have not yet been recognized.

iii.	Maintenance services and warranties

Post-contract support includes annual maintenance contracts providing for unspecified upgrades for new versions and enhancements on a when-and-if-available basis for an annual fee. The right for an unspecified upgrade for new versions and enhancements on a when-and-if-available basis do not specify the features, functionality and release date of future product enhancements for the customer to know what will be made available and the general timeframe in which it will be delivered.

The accounting policy regarding the recognition of post-contract support remained unchanged after the adoption of IFRS 15, as such services, in principle, constitute a separate performance obligation where the customer consumes the benefits of goods and services as they are delivered by the provider, as a consequence of which revenues are recognized over time during the service performance period.

The Group considers the post-contract support performance obligation as a distinct performance obligation that is satisfied over time, and as such, it recognizes revenue for post-contract support on a straight-line basis over the period for which technical support is contractually agreed to be provided for the software, typically twelve (12) months.

In certain cases, the Group also provides a warranty for goods and services sold (i.e. extended warranties when the Group contractually undertakes to repair any errors in the delivered software within a strictly specified time limit and/or when the scope of which is broader than just an assurance to the customer that the product/service complies with agreed-upon specifications). The Group has ascertained that such warranties granted by the Group meet the definition of service. The conclusion regarding the extended nature of a warranty is made whenever the Group contractually undertakes to repair any errors in the delivered software within a strictly specified time limit and/or when such warranty is more extensive than the minimum required by law. Under IFRS 15, the fact of granting an extended warranty indicates that the Group provides an additional service. As such, the Group recognizes an extended warranty as a separate performance obligation and allocates a portion of the transaction price to such service. In all cases where an extended warranty is accompanied by a maintenance service, which is even a broader category than the extended warranty itself, revenues are recognized over time because the customer consumes the benefits of such service as it is performed by the provider. If this is the case, the Group continues to allocate a portion of the transaction price to such maintenance service. Likewise, in cases where a warranty service is provided after the project completion and is not accompanied by any maintenance service, then a portion of the transaction price and analogically recognition of a portion of contract revenues will have to be deferred until the warranty service is actually fulfilled.

iv.	Sale of third-party licenses and services

Third-party licenses and services include revenues from the sale of third-party licenses as well as from the provision of services which, due to technological or legal reasons, must be carried out by subcontractors (this applies to hardware and software maintenance and outsourcing services provided by their manufacturers). Revenues from the sale of third-party licenses are accounted for as sales of goods, which means that such revenues are recognized at the point in time at which control of the license is transferred to the customer. Concurrently, revenues from third-party services, including primarily third-party maintenance services, are recognized over time when such services are provided to the customer.

Whenever the Group is involved in the sale of third-party licenses or services, it will consider whether the Group acts as a principal or an agent; however, in most cases the conclusion is that the Group is the main party required to satisfy a performance obligation and therefore the resulting revenues are recognized in the gross amount of consideration.

v.	Sale of hardware

Sale of hardware includes revenues from contracts with customers for the supply of infrastructure. In this category, revenues are recognized basically at the point in time at which control of the equipment is transferred. This does not apply to contracts in which the hardware is not delivered separately from services provided alongside, in such case the sale of hardware is part of a performance obligation involving the supply of a comprehensive system. However, such comprehensive projects are a rare practice in the Group as the sale of hardware is predominantly performed on a distribution basis.

In the case of contracts that contain a component of providing a service or equipment, the Group considers whether such arrangements contain a lease component (i.e. whether the Group provides the right to control the use of the identified asset for a period of time in exchange for consideration). The Group has not identified any lease components within contracts concluded with customers.

vi.	Variable consideration

In accordance with IFRS 15, if a contract consideration encompasses any amount that is variable, the Group shall estimate the amount of consideration to which it will be entitled in exchange for transferring promised goods or services to the customer, and shall include a portion or the whole amount of variable consideration in the transaction price but only to the extent that it is highly probable a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved.

The Group is party to a number of contracts which provide for penalties for non-performance or improper performance of contractual obligations. Any contractual penalties may therefore affect the consideration, which has been stated as a fixed amount in the contract, and make it subject to change due to such expected penalties. Therefore, as part of estimating the amount of consideration receivable under a contract, the Group has estimated the expected amount of consideration while taking into account the probability of paying such contractual penalties as well as other factors that might potentially affect the consideration. Apart from contractual penalties, there are no other material factors that may affect the amount of consideration (such as rebates or discounts), but in the event they were identified, they would also affect the amount of revenues recognized by the Group.

vii.	Allocating the transaction price to performance obligations

The Group allocates the transaction price to each performance obligation (or distinct good or service) in an amount that depicts the amount of consideration to which the Group expects to be entitled in exchange for transferring the promised goods or services to the customer.

viii.	Significant financing component

When contracts involve a significant financing component, the Group adjusts the promised amount of consideration for the effects of the time value of money if the timing of payments agreed to by the parties to the contract (either explicitly or implicitly) provide the customer with a significant benefit of financing.

The Group has elected to apply the practical expedient allowed by IFRS 15 according to which it does not separate the financing component in transactions whose credit terms are less than one year and recognizes revenue in the amount of the consideration stated in the contract even if the customer pays for the goods or services subsequent to their receipt.

ix.	Costs of contracts with customers

Costs of obtaining a contract

Costs of obtaining a contract are those incremental costs incurred by the Group in order to obtain a contract with a customer that it would not have otherwise incurred if the contract had not been obtained. The Group recognizes such costs as an asset if it expects to recover those costs. Such capitalized costs of obtaining a contract shall be amortized over the period when the Group satisfies the performance obligations arising from the contract. Amortization expenses related to costs of obtaining or fulfilling a contract are included in sales and marketing expenses in the consolidated statements of profit or loss.

The Group has elected to apply the practical expedient allowed by IFRS 15 according to which costs of obtaining a contract which are expected to be amortized for a period of less than twelve months are expensed to profit or loss as incurred.

Commissions to sales and marketing and certain management personnel that are paid based on their attainment of certain predetermined sales or profit goals, are considered by the Group as incremental costs of obtaining a contract with a customer, and are deferred and amortized on a systematic basis, consistent with the transfer of the related performance obligations to the customer. As such, sales commissions paid for initial contracts, which are not commensurate with additional commissions paid for renewal of such contracts, are capitalized and amortized over the expected period of benefit (including expected renewals periods). Sales commissions on initial contracts, which are commensurate with additional commissions paid for the renewal of such contracts, are capitalized and then amortized correspondingly to the recognized revenue of the related initial contracts (not including expected renewals periods). Sales commissions for renewal of such initial contracts are capitalized and then amortized on a straight-line basis over the related contractual renewal period. As a practical expedient, if the expected amortization period is for a period of less than twelve months, the commission fee is expensed to profit and loss as incurred.

Costs to fulfill a contract

Costs to fulfill a contract are the costs incurred in fulfilling a contract with a customer. The Group recognizes such costs as an asset if such costs are not within the scope of another standard (for example, IAS 2 'Inventories', IAS 16 'Property, Plant and Equipment' or IAS 38 'Intangible Assets') and if such costs meet all of the following criteria:

i)	the costs relate directly to a contract or to an anticipated contract with a customer,

ii)	the costs generate or enhance resources of the Group that will be used in satisfying (or in continuing to satisfy) performance obligations in the future, and

iii)	the costs are expected to be recovered.

13)	Government grants:

Government grants are recognized when there is reasonable assurance that the grants will be received, and the Group will comply with the attached conditions. Government grants received from the Office of the Israel Innovation Authority ("IIA"), formerly the Office of the Chief Scientist ("OCS"), are recognized upon receipt as a liability if future economic benefits are expected from the research project that will result in royalty-bearing sales.

A liability for the loan is first measured at fair value using a discount rate that reflects a market participant rate of interest. The difference between the amount of the grant received and the fair value of the liability is accounted for as a Government grant and recognized as a reduction of research and development expenses. After initial recognition, the liability is measured at amortized cost using the effective interest method. Royalty payments are treated as a reduction of the liability. If no economic benefits are expected from the research activity, the grant receipts are recognized as a reduction of the related research and development expenses. In that event, the royalty obligation is treated as a contingent liability in accordance with IAS 37.

In each reporting date, the Group evaluates whether there is reasonable assurance that the liability recognized, in whole or in part, will not be repaid (since the Group will not be required to pay royalties) based on the best estimate of future sales and using the original effective interest method, and if so, the appropriate amount of the liability is derecognized against a corresponding reduction in research and development expenses. Amounts paid as royalties are recognized as settlement of the liability.

14)	Debentures:

The Group accounts for outstanding principal amount of debentures as long-term liability, in accordance with IFRS 9, with current maturities classified as a short-term liability. The Group identifies and separates equity components contains in convertible debentures by first determining the liability component, in accordance with IAS 32, based on the fair value of an equivalent non- convertible liability. The conversion component valued is being determined to be the residual amount. Debt issuance costs are capitalized and reported as deferred financing costs, which are amortized over the life of the debentures using the effective interest rate method.

15)	Taxes on income:

Current or deferred taxes are recognized in profit or loss, except to the extent that they relate to items which are recognized in other comprehensive income or equity.

●	Current taxes:

The current tax liability is measured using the tax rates and tax laws that have been enacted or substantively enacted by the reporting date as well as adjustments required in connection with the tax liability in respect of previous years.

●	Deferred taxes:

Deferred taxes are computed in respect of temporary differences between the carrying amounts in the financial statements and the amounts attributed for tax purposes. Deferred taxes are measured at the tax rate that is expected to apply when the asset is realized or the liability is settled, based on tax laws that have been enacted or substantively enacted by the reporting date. Deferred tax assets are reviewed at each reporting date and reduced to the extent that it is not probable that they will be utilized. Deductible carryforward losses and temporary differences for which deferred tax assets had not been recognized are reviewed at each reporting date and a respective deferred tax asset is recognized to the extent that their utilization is probable.

Taxes that would apply in the event of the disposal of investments in investees have not been taken into account in computing deferred taxes, as long as the disposal of the investments in investees is not probable in the foreseeable future. Also, deferred taxes that would apply in the event of distribution of earnings by investees as dividends have not been taken into account in computing deferred taxes, since the distribution of dividends does not involve an additional tax liability or since it is the Group's policy not to initiate distribution of dividends from a subsidiary that would trigger an additional tax liability.

Taxes on income that relate to distributions of an equity instrument and to transaction costs of an equity transaction are accounted for pursuant to IAS 12.

Deferred taxes are offset if there is a legally enforceable right to offset a current tax asset against a current tax liability and the deferred taxes relate to the same taxpayer and the same taxation authority.

16)	Leases:

As described in Note 2(30) regarding the initial adoption of IFRS 16, "Leases" ("the Standard"), the Company elected to apply the provisions of the Standard using the modified retrospective method (without restatement of comparative data).

The accounting policy for leases applied effective from January 1, 2019, is as follows:

The Company accounts for a contract as a lease when the contract terms convey the right to control the use of an identified asset for a period of time in exchange for consideration.

i)	The Group as lessee:

For leases in which the Group is the lessee, the Group recognizes on the commencement date of the lease a right-of-use asset and a lease liability, excluding leases whose term is up to twelve months and leases for which the underlying asset is of low value. For these excluded leases, the Group has elected to recognize the lease payments as an expense in profit or loss on a straight-line basis over the lease term. In measuring the lease liability, the Group has elected to apply the practical expedient in the Standard and does not separate the lease components from the non-lease components (such as management and maintenance services, etc.) included in a single contract.

On the commencement date, the lease liability includes all unpaid lease payments discounted at the interest rate implicit in the lease, if that rate can be readily determined, or otherwise using the Group's incremental borrowing rate. After the commencement date, the Group measures the lease liability using the effective interest rate method.

On the commencement date, the right-of-use asset is recognized in an amount equal to the lease liability plus lease payments already made on or before the commencement date and initial direct costs incurred. The right-of-use asset is measured applying the cost model and depreciated over the shorter of its useful life and the lease term.

Following are the amortization periods of the right-of-use assets by class of underlying asset:

	Years	Mainly

Land	2-26	3-7
Motor vehicles	2-5	2

The Group tests for impairment of the right-of-use asset whenever there are indications of impairment pursuant to the provisions of IAS 36.

ii)	Variable lease payments that depend on an index:

On the commencement date, the Group uses the index rate prevailing on the commencement date to calculate the future lease payments.

For leases in which the Group is the lessee, the aggregate changes in future lease payments resulting from a change in the index are discounted (without a change in the discount rate applicable to the lease liability) and recorded as an adjustment of the lease liability and the right-of-use asset, only when there is a change in the cash flows resulting from the change in the index (that is, when the adjustment to the lease payments takes effect).

iii)	Variable lease payments:

Variable lease payments that do not depend on an index or interest rate but are based on performance or usage are recognized as an expense as incurred when the Group is the lessee.

iv)	Lease extension and termination options:

A non-cancelable lease term includes both the periods covered by an option to extend the lease when it is reasonably certain that the extension option will be exercised and the periods covered by a lease termination option when it is reasonably certain that the termination option will not be exercised.

In the event of any change in the expected exercise of the lease extension option or in the expected non-exercise of the lease termination option, the Group remeasures the lease liability based on the revised lease term using a revised discount rate as of the date of the change in expectations. The total change is recognized in the carrying amount of the right-of-use asset until it is reduced to zero, and any further reductions are recognized in profit or loss.

v)	Lease modifications:

If a lease modification does not reduce the scope of the lease and does not result in a separate lease, the Group remeasures the lease liability based on the modified lease terms using a revised discount rate as of the modification date and records the change in the lease liability as an adjustment to the right-of-use asset.

If a lease modification reduces the scope of the lease, the Group recognizes a gain or loss arising from the partial or full reduction of the carrying amount of the right-of-use asset and the lease liability. The Group subsequently remeasures the carrying amount of the lease liability according to the revised lease terms, at the revised discount rate as of the modification date and records the change in the lease liability as an adjustment to the right-of-use asset.

The accounting policy for leases applied until December 31, 2018, is as follows:

The criteria for classifying leases as finance or operating leases depend on the substance of the agreements and are made at the inception of the lease in accordance with the following principles as set out in IAS 17.

The Group as lessee:

i)	Finance leases:

A lease that transfers substantially all the risks and rewards incidental to ownership of the leased asset to the Group is classified as a finance lease. At the commencement of the lease term, the leased asset is measured at the lower of the fair value of the leased asset or the present value of the minimum lease payments.

The leased asset is depreciated over the shorter of its useful life and the lease term.

ii)	Operating leases:

Leases in which substantially all the risks and rewards of ownership of the leased asset are not transferred to the Group are classified as operating leases. Lease payments are recognized as an expense in profit or loss on a straight-line basis over the lease term.

17)	Property, plant and equipment, net:

Property, plant and equipment are measured at cost, including directly attributable costs, less accumulated depreciation, accumulated impairment losses and any related investment grants and excluding day-to-day servicing expenses. Cost includes spare parts and auxiliary equipment that are used in connection with plant and equipment. The cost of an item of property, plant and equipment comprises the initial estimate of the costs of dismantling and removing the item and restoring the site on which the item is located.

Depreciation is calculated on a straight-line basis over the useful life of the assets at annual rates as follows:

%

Land and Buildings	2 - 4
Computers, software and peripheral equipment	20 - 33 (mainly 33)
Office furniture and equipment	6 - 33 (mainly 7)
Motor vehicles	14 - 15 (mainly 15)

Leasehold improvements are amortized using the straight-line method over the term of the lease (including option terms that are deemed to be reasonably assured) or the estimated useful life of the improvements, whichever is shorter.

The useful life, the depreciation method and the residual value of an asset are reviewed at least each year-end (at the end of the year) and any changes are accounted for prospectively as a change in accounting estimate. Depreciation of an asset ceases at the earlier of the date that the asset is classified as held for sale and the date that the asset is derecognized. For impairment testing of property, plant and equipment, see Note 2(20) below.

18)	Research and development costs:

Research expenditures incurred in the process of software development are recognized in profit or loss when incurred. An intangible asset arising from a software development project or from the development phase of an internal project is recognized if the Group can demonstrate the technical feasibility of completing the intangible asset so that it will be available for use or sale; the Group's intention to complete the intangible asset and use or sell it; the ability to use or sell the intangible asset; how the intangible asset will generate future economic benefits; the availability of adequate technical, financial and other resources to complete the intangible asset; and the ability to measure reliably the respective expenditure asset during its development. The Group establishes technological feasibility upon completion of a detailed program design or a working model.

Research and development costs incurred between the completion of a detailed program design and the point at which the product is ready for general release, have been capitalized.

Capitalized software costs are measured at cost less any accumulated amortization and any accumulated impairment losses on a product by product basis. Amortization of capitalized software costs begin when development is complete, and the product is available for use. The Group considers a product to be available for use when the Group completes its internal validation of the product that is necessary to establish that the product meets its design specifications including functions, features, and technical performance requirements. Internal validation includes the completion of coding, documentation and testing that ensure bugs are reduced to a minimum. The internal validation of the product takes place a few weeks before the product is made available to the market. In certain instances, The Group enters into a short pre-release stage, during which the product is made available to a selected number of customers as a beta program for their own review and familiarization. Subsequently, the release is made generally available to customers. Once a product is considered available for use, the capitalization of costs ceases and amortization of such costs to "cost of sales" begins.

Capitalized software costs are amortized on a product by product basis by the straight-line method over the estimated useful life of the software product (between 5-7 years).

Research and development costs incurred in the process of developing product enhancements are generally charged to expenses as incurred.

The Group assesses the recoverability of its capitalized software costs on a regular basis by assessing the net realizable value of these intangible assets based on the estimated future gross revenues from each product reduced by the estimated future costs of completing and disposing of it, including the estimated costs of performing maintenance and customer support over its remaining economical useful life using internally generated projections of future revenues generated by the products, cost of completion of products and cost of delivery to customers over its remaining economical useful life.

During the years ended December 31, 2019 , 2018 and 2017, no such unrecoverable amounts were identified.

19)	Other intangible assets:

Separately acquired intangible assets are measured on initial recognition at cost, including directly attributable costs. Intangible assets acquired in a business combination are measured at fair value at the acquisition date. Expenditures relating to internally generated intangible assets, excluding capitalized development costs, are recognized in profit or loss when incurred.

According to management's assessment, intangible assets with a finite useful life are amortized over their useful life and reviewed for impairment whenever there is an indication that the asset may be impaired. The amortization period and the amortization method for an intangible asset are reviewed at least at each year end. Other intangible assets are comprised mainly of customer-related intangible assets, backlogs, brand names, capitalized courses development costs, non-compete agreements and acquired technology and patent, and are amortized over their useful lives using a method of amortization that reflects the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up. The useful life of intangible assets is as follows:

Years
Customer relationship and backlog	1 - 15
Acquired technology	2 - 8
Brand names and patents	5 - 10

Gains or losses arising from the derecognition of an intangible asset are determined as the difference between the net disposal proceeds and the carrying amount of the asset and are recognized in profit or loss.

The useful life of these assets is reviewed annually to determine whether their indefinite life assessment continues to be supportable. If the events and circumstances do not continue to support the assessment, the change in the useful life assessment from indefinite to finite is accounted for prospectively as a change in accounting estimate, and on that date the asset is tested for impairment. Commencing from that date, the asset is amortized systematically over its useful life.

20)	Impairment of non-financial assets:

The Group evaluates the need to record an impairment of non-financial assets (property, plant and equipment, capitalized software costs and other intangible assets, goodwill, investments in joint venture) whenever events or changes in circumstances indicate that the carrying amount is not recoverable.

If the carrying amount of non-financial assets exceeds their recoverable amount, the assets are reduced to their recoverable amount. The recoverable amount is the higher of fair value less costs of sale and value in use. In measuring value in use, the expected future cash flows are discounted using a pre-tax discount rate that reflects the risks specific to the asset. The recoverable amount of an asset that does not generate independent cash flows is determined for the cash-generating unit to which the asset belongs. Impairment losses are recognized in profit or loss.

An impairment loss of an asset, other than goodwill, is reversed only if there have been changes in the estimates used to determine the asset's recoverable amount since the last impairment loss was recognized. Reversal of an impairment loss, as above, shall not be increased above the lower of the carrying amount that would have been determined (net of depreciation or amortization) had no impairment loss been recognized for the asset in prior years and its recoverable amount. The reversal of impairment loss of an asset presented at cost is recognized in profit or loss.

The following criteria are applied in assessing impairment of these specific assets:

i.	Goodwill in respect of subsidiaries:

For the purpose of impairment testing, goodwill acquired in a business combination is allocated, at the acquisition date, to each of our cash-generating units that are expected to benefit from the synergies of the combination.

The Group reviews goodwill for impairment once a year, on December 31, or more frequently if events or changes in circumstances indicate that there is an impairment.

Goodwill is tested for impairment by assessing the recoverable amount of the cash-generating unit (or group of cash-generating units) to which the goodwill has been allocated. An impairment loss is recognized if the recoverable amount of the cash-generating unit (or group of cash-generating units) to which goodwill has been allocated is less than the carrying amount of the cash-generating unit (or group of cash-generating units). Any impairment loss is allocated first to goodwill. Impairment losses recognized for goodwill cannot be reversed in subsequent periods.

ii.	Investment in associate or joint venture using the equity method:

After application of the equity method, the Group determines whether it is necessary to recognize any additional impairment loss with respect to the investment in associates or joint ventures. The Group determines at each reporting date whether there is objective evidence that the carrying amount of the investment in the associate or the joint venture is impaired. The test of impairment is carried out with reference to the entire investment, including the goodwill attributed to the associate or the joint venture.

During the years ended December 31, 2019, 2018 and 2017 no impairment indicators were identified.

21)	Financial instruments:

On January 1, 2018, the Group initially adopted IFRS 9, "Financial Instruments" ("the Standard"). The Group elected to apply the provisions of the Standard retrospectively without restatement of comparative data.

The accounting policy for financial instruments applied until December 31, 2017 is as follows:

A.	Financial assets:

Financial assets within the scope of IAS 39 are initially recognized at fair value plus directly attributable transaction costs, except for financial assets measured at fair value through profit or loss in respect of which transaction costs are recorded in profit or loss. After initial recognition, the accounting treatment of financial assets is based on their classification as follows:

i.	Financial assets at fair value through profit or loss:

This category includes financial assets held for trading and a dividend preference derivative in TSG (for a description of the TSG derivative, see Note 8).

ii.	Loans and receivables:

Loans and receivables are investments with fixed or determinable payments that are not quoted in an active market. After initial recognition, loans are measured based on their terms at amortized cost plus directly attributable transaction costs using the effective interest method and less any impairment losses. Short-term borrowings are measured based on their terms, normally at face value.

iii.	Available-for-sale financial assets:

Available-for-sale financial assets are (non-derivative) financial assets that are designated as available for sale or are not classified in any of the three preceding categories. After initial recognition, available-for-sale financial assets are measured at fair value. Gains or losses from fair value adjustments, except for interest, exchange rate differences that relate to debt instruments and dividends from an equity instrument, are recognized in other comprehensive income. When the investment is disposed of or in case of impairment, the other comprehensive income (loss) is transferred to profit or loss.

B.	Financial liabilities:

Financial liabilities are initially recognized at fair value. Loans and other liabilities measured at amortized cost are presented less direct transaction costs. After initial recognition, the accounting treatment of financial liabilities is based on their classification as follows:

i.	Financial liabilities at amortized cost:

After initial recognition, loans and other liabilities are measured based on their terms at amortized cost less directly attributable transaction costs using the effective interest method.

ii.	Financial liabilities at fair value through profit or loss:

Financial liabilities at fair value through profit or loss include financial liabilities classified as held for trading and financial liabilities designated upon initial recognition as at fair value through profit or loss. Derivatives, including separated embedded derivatives, are classified as held for trading unless they are designated as effective hedging instruments.

C.	Offsetting financial instruments:

Financial assets and financial liabilities are offset and the net amount is presented in the statement of financial position if there is a legally enforceable right to set off the recognized amounts and there is an intention either to settle on a net basis or to realize the asset and settle the liability simultaneously.

The right of set-off must be legally enforceable not only during the ordinary course of business of the parties to the contract but also in the event of bankruptcy or insolvency of one of the parties. In order for the right of set-off to be currently available, it must not be contingent on a future event, there may not be periods during which the right is not available, or there may not be any events that will cause the right to expire.

D.	Compound financial instruments:

i.	Convertible debentures which contain both an equity component and a liability component are separated into two components. This separation is performed by first determining the liability component based on the fair value of an equivalent non-convertible liability. The value of the conversion component is determined to be the residual amount. Directly attributable transaction costs are apportioned between the equity component and the liability component based on the allocation of proceeds to the equity and liability components.

ii.	Convertible debentures that are denominated in foreign currency contain two components: the conversion component and the debt component. The liability conversion component is initially recognized as a financial derivative at fair value. The balance is attributed to the debt component. Directly attributable transaction costs are allocated between the liability conversion component and the liability debt component based on the allocation of the proceeds to each component.

E.	Embedded derivatives:

The Group assesses the existence of an embedded derivative and whether it is required to be separated from a host contract when the Group first becomes party to the contract. Reassessment of the need to separate an embedded derivative only occurs if there is a change in the terms of the contract that significantly modifies the cash flows that would otherwise be required.

F.	Put option granted to non-controlling interests:

When the Group grants to non-controlling interests a put option to sell part or all of their interests in a subsidiary, during a certain period, even if such purchase obligation is conditional on the counterparty's exercise of its contractual right to cause such redemption, if the put option agreement does not transfer to the Group any benefits incidental to ownership of the equity instrument (i.e. the Group does not have a present ownership in the shares concerned), then at the end of each reporting period the non-controlling interests (to which a portion of net income attributable to non-controlling interests is allocated) are classified as a financial liability, as if such put-able equity instrument was redeemed on that date. The difference between the non-controlling interests carrying amount at the end of the reporting period and the present value of the liability is recognized directly in equity of the Group, under "Additional paid-in capital".

The Group remeasures the financial liability at the end of each reporting period based on the estimated present value of the consideration to be transferred upon the exercise of the put option. If the option is exercised in subsequent periods, the consideration paid upon exercise is treated as settlement of the liability. If the option expires, the liability is settled and it is a portion of the investment in the subsidiary disposed of, without loss of control therein.

If the Group has present ownership in the shares concerned, these non-controlling interests are accounted for as if they are held by the Group and changes in the amount of the liability are carried to profit or loss.

G.	Derecognition of financial instruments:

i.	Financial assets:

A financial asset is derecognized when the contractual rights to the cash flows from the financial asset expire or the Group has transferred its contractual rights to receive cash flows from the financial asset or assumes an obligation to pay the cash flows in full without material delay to a third party, and, in addition it has transferred substantially all the risks and rewards of the asset, or has neither transferred nor retained substantially all the risks and rewards of the asset, but has transferred control of the asset.

A transaction involving factoring of accounts receivable and credit card vouchers is derecognized when the above-mentioned conditions are met.

If the Group transfers its rights to receive cash flows from an asset and neither transfer nor retains substantially all the risks and rewards of the asset nor transfers control of the asset, a new asset is recognized to the extent of the Group's continuing involvement in the asset. When continuing involvement takes the form of guaranteeing the transferred asset, the extent of the continuing involvement is the lower of the original carrying amount of the asset and the maximum amount of consideration received that the Group could be required to repay. As of December 31, 2017, the Group has no open factoring transactions.

ii.	Financial liabilities:

A financial liability is derecognized when it is extinguished, that is when the obligation is discharged or cancelled or expires. A financial liability is extinguished when the debtor (the Group) discharges the liability by paying in cash, other financial assets, goods or services or is legally released from the liability.

H.	Impairment of financial assets:

The Group assesses at the end of each reporting period whether there is any objective evidence of impairment of a financial asset or group of financial assets as follows:

i.	Financial assets carried at amortized cost:

Objective evidence of impairment exists when one or more events that have occurred after initial recognition of the asset have a negative impact on the estimated future cash flows. The amount of the loss recorded in profit or loss is measured as the difference between the asset's carrying amount and the present value of estimated future cash flows (excluding future credit losses that have not yet been incurred) discounted at the financial asset's original effective interest rate. If the financial asset has a variable interest rate, the discount rate is the current effective interest rate. In a subsequent period, the amount of the impairment loss is reversed if the recovery of the asset can be related objectively to an event occurring after the impairment was recognized. The amount of the reversal, up to the amount of any previous impairment, is recorded in profit or loss.

ii.	Available-for-sale financial assets:

For equity instruments classified as available-for-sale financial assets, evidence of impairment includes a significant or prolonged decline in the fair value of the asset below its cost and evaluation of changes in the technological, economic or legal environment or in the market in which the issuer of the instrument operates. The determination of a significant or prolonged impairment depends on the circumstances at each reporting date. In making such a determination, historical volatility in fair value is considered, as well as a decline in fair value of 20% or more, or a decline in fair value whose duration is six months or more. Where there is evidence of impairment, the cumulative loss recorded in other comprehensive income is reclassified to profit or loss. In subsequent periods, any reversal of the impairment loss is recognized in other comprehensive income.

During 2016 and 2017 the Group did not recognize an impairment charge over its investments in available-for-sale marketable securities.

The accounting policy for financial instruments applied commencing from January 1, 2018, is as follows:

A.	Financial assets:

Financial assets within the scope of the Standard, are measured at the date of initial recognition at their fair value, plus transaction costs that can be directly attributed to the acquisition of the financial asset, except in the case of a financial asset measured at fair value through profit or loss, in respect of which, transaction costs are charged to profit or loss.

The Group classifies and measures the debt instruments in its financial statements on the basis of the following criteria:

●	the Group's business model for the management of financial assets; and
●	the contractual cash flow characteristics of the financial asset.

i.	The Group measures debt instruments at amortized cost when:

The Group's business model is the holding of financial assets in order to collect contractual cash flows, and the contractual terms of the financial asset provide entitlement on defined dates to cash flows, that are only principal and interest payments in respect of the amount of the principal, that has not yet been repaid. Subsequent to initial recognition, instruments in this group shall be presented at their cost at cost plus transaction costs directly using the amortized cost method. In addition, on the date of initial recognition, an entity may irrevocably designate a debt instrument at fair value through profit or loss, if such designation eliminates or significantly reduces inconsistencies in measurement or recognition, for example, if the related financial liabilities, are also measured at fair value through profit or loss.

ii.	The Group measures debt instruments at fair value through other comprehensive income when:

The Group's business model is the holding of financial assets in order to collect contractual cash flows and the sale of the financial assets, and the contractual terms of the financial asset provide entitlement on defined dates to cash flows that are only principal and interest payments in respect of the amount of the principal that has not yet been repaid. Subsequent to initial recognition, instruments in this group are measured at fair value. Gains or losses arising from adjustments to fair value, other than interest and exchange rate differentials, are recognized in other comprehensive income.

iii.	The Group measures debt instruments at fair value through profit or loss when:

A financial asset which is a debt instrument does not meet the criteria for measurement at amortized cost or at fair value through other comprehensive income. After initial recognition, the financial asset is measured at fair value and gains or losses from fair value adjustments are recognized in profit or loss.

iv.	Equity instruments and other financial assets held for trading:

Investments in equity instruments do not meet the above criteria and accordingly are measured at fair value through profit or loss. Other financial assets held for trading such as derivatives, including embedded derivatives separated from the host contract, are measured at fair value through profit or loss unless they are designated as effective hedging instruments. In respect of certain equity instruments that are not held for trading, on the date of initial recognition, the Company made an irrevocable election to present subsequent changes in fair value in other comprehensive income which changes would have otherwise been recorded in profit or loss. These changes will not be reclassified to profit or loss in the future, even when the investment is disposed of. Dividends from investments in equity instruments are recognized in profit or loss when the right to receive the dividends is established.

B.	Impairment of financial assets:

The Group examines at each reporting date the provision for loss in respect of financial debt instruments that are not measured at fair value through profit or loss. The Group distinguishes between two situations of recognition of a provision for loss:

i.	Debt instruments for which there has been no significant deterioration in the quality of their credit since the initial recognition or in cases where the credit risk is low – in this situation, the provision for loss recognized for this debt instrument will take into account expected credit losses in a period of 12 months after the reporting date;

ii.	Debt instruments whose credit quality has deteriorated significantly since their initial recognition and for which the credit risk is not low – in this situation, the provision for a loss to be recognized will take into account projected credit losses - over the remaining life of the instrument.

The Group has financial assets with short credit periods, such as customers, for which it applies the relief prescribed in the model. In other words, the Group measures the provision for loss in an amount equal to expected credit losses throughout the life of the instrument.

An impairment loss on debt instruments measured at amortized cost is recognized in profit or loss with a corresponding loss allowance that is offset from the carrying amount of the financial asset, whereas the impairment loss on debt instruments measured at fair value through other comprehensive income is recognized in profit or loss with a corresponding loss allowance that is recorded in other comprehensive income and not as a reduction of the carrying amount of the financial asset in the statement of financial position.

The Company applies the low credit risk simplification in the Standard, according to which the Company assumes the debt instrument's credit risk has not increased significantly since initial recognition if on the reporting date it is determined that the instrument has a low credit risk, for example when the instrument has an external rating of "investment grade".

C.	Derecognition of financial assets:

The Group derecognizes a financial asset when and only when:

i.	The contractual rights to the cash flows from the financial asset expire; or

ii.	The Group transfers substantially all the risks and rewards deriving from the contractual rights to receive the cash flows from the financial asset or when some of the risks and rewards of transferring the financial asset remain with the entity but it may be said that it transferred control over the asset; or

iii.	The Group retains the contractual rights to receive the cash flows arising from the financial asset but assumes a contractual obligation to pay these cash flows in full to a third party, without material delay.

D.	Financial liabilities:

i.	Financial liabilities measured at amortized cost:

Financial liabilities are initially recognized at fair value less transaction costs that are directly attributable to the issue of the financial liability. After initial recognition, the Group measures all financial liabilities at amortized cost using the effective interest rate method, except for:

•	Financial liabilities at fair value through profit or loss, such as derivatives;
•	Financial liabilities that arise when a transfer of a financial asset does not qualify for derecognition or when the continuing involvement approach applies;
•	Financial guarantee contracts;
•	Contingent consideration recognized by an acquirer in a business combination as to which IFRS 3 applies.

ii.	Financial liabilities measured at fair value through profit or loss:

At initial recognition, the Group measures financial liabilities that are not measured at amortized cost at fair value. Transaction costs are recognized in profit or loss. After initial recognition, changes in fair value are recognized in profit or loss.

E.	Derecognition of financial liabilities:

A financial liability is derecognized when it is extinguished, that is, when the obligation is discharged or cancelled or expires. A financial liability is extinguished when the debtor discharges the liability by paying in cash, other financial assets, goods or services or is legally released from the liability.

When there is a modification in the terms of an existing financial liability, the Group evaluates whether the modification is substantial.

If the terms of an existing financial liability are substantially modified, such modification is accounted for as an extinguishment of the original liability and the recognition of a new liability. The difference between the carrying amounts of the above liabilities is recognized in profit or loss.

If the modification is not substantial, the Group recalculates the carrying amount of the liability by discounting the revised cash flows at the original effective interest rate and any resulting difference is recognized in profit or loss.

When evaluating whether the modification in the terms of an existing liability is substantial, the Group considers both quantitative and qualitative factors.

F.	Offsetting financial instruments:

Financial assets and financial liabilities are offset and the net amount is presented in the statement of financial position if there is a legally enforceable right to set off the recognized amounts and there is an intention either to settle on a net basis or to realize the asset and settle the liability simultaneously.

The right of set-off must be legally enforceable not only during the ordinary course of business of the parties to the contract but also in the event of bankruptcy or insolvency of one of the parties. In order for the right of set-off to be currently available, it must not be contingent on a future event, there may not be periods during which the right is not available, or there may not be any events that will cause the right to expire.

G.	Put option granted to non-controlling interests:

When the Group grants to non-controlling interests a put option to sell part or all of their interests in a subsidiary, during a certain period, even if such purchase obligation is conditional on the counterparty's exercise of its contractual right to cause such redemption, if the put option agreement does not transfer to the Group any benefits incidental to ownership of the equity instrument (i.e. the Group does not have a present ownership in the shares concerned) then at the end of each reporting period the non-controlling interests (to which a portion of net profit attributable to non-controlling interests is allocated) are classified as a financial liability, as if such put-able equity instrument was redeemed on that date. The difference between the non-controlling interests carrying amount at the end of the reporting period and the present value of the liability is recognized directly in equity of the Group, under "Additional paid-in capital".

The Group remeasures the financial liability at the end of each reporting period based on the estimated present value of the consideration to be transferred upon the exercise of the put option.

If the option is exercised in subsequent periods, the consideration paid upon exercise is treated as settlement of the liability. If the put option expires, the liability is settled and a portion of the investment in the subsidiary disposed of, without loss of control therein.

If the Group has present ownership of the non-controlling interests, these non-controlling interests are accounted for as if they are held by the Group, and changes in the amount of the liability are carried to profit or loss.

22)	Fair value measurement:

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on the assumption that the transaction will take place in the asset's or the liability's principal market, or in the absence of a principal market, in the most advantageous market.

The fair value of an asset or a liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their economic best interest. Fair value measurement of a non-financial asset takes into account a market participant's ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use. The Group uses valuation techniques that are appropriate in the circumstances and for which sufficient data are available to measure fair value, maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs.

All assets and liabilities measured at fair value or for which fair value is disclosed are categorized into levels within the fair value hierarchy based on the lowest level input that is significant to the entire fair value measurement:

Level 1	-	quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2	-	inputs other than quoted prices included within Level 1 that are observable directly or indirectly.

Level 3	-	inputs that are not based on observable market data (valuation techniques which use inputs that are not based on observable market data).

23)	Treasury shares:

Company shares held by the Company and/or by investees are recognized at cost of purchase and presented as a deduction from equity. Any gain or loss arising from a purchase, sale, issue or cancellation of treasury shares is recognized directly in equity.

24)	Provisions:

A provision in accordance with IAS 37 is recognized when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. If the effect is material, provisions are measured according to the estimated future cash flows discounted using a pre-tax interest rate that reflects the market assessments of the time value of money and, where appropriate, those risks specific to the liability. When the Group expects part or all of the expense to be reimbursed, for example under an insurance contract, the reimbursement is recognized as a separate asset but only when the reimbursement is virtually certain. The expense is recognized in the statement of profit or loss net of any reimbursement.

Following are the types of provisions included in the financial statements:

i.	Legal claims:

A provision for claims is recognized when the Group has a present legal or constructive obligation as a result of a past event, it is more likely than not that an outflow of resources embodying economic benefits will be required by the Group to settle the obligation and a reliable estimate can be made of the amount of the obligation.

ii.	Contingent liability recognized in a business combination:

A contingent liability in a business combination is measured at fair value upon initial recognition. In subsequent periods, it is measured at the higher of the amount initially recognized less, when appropriate, cumulative amortization, and the amount that would be recognized at the end of the reporting period in accordance with IAS 37.

25)	Derivative financial instruments and hedging:

From, time to time. the Group enters into contracts for derivative financial instruments such as forward currency contracts and options contracts to hedge risks associated with foreign exchange rates resulting from international activities and interest rate fluctuations. The derivative instruments primarily hedge or offset exposures to Euro, Japanese Yen and New Israeli Shekel ("NIS") exchange rate fluctuations.

The Group's options and forward contracts do not qualify for hedging accounting. Any gains or losses arising from changes in the fair values of the derivatives are recorded immediately in profit or loss as financial income or expense.

26)	Employee benefit liabilities:

The Group maintains several employee benefit plans:

i.	Short-term employee benefits:

Short-term employee benefits are benefits that are expected to be settled wholly before twelve months after the end of the annual reporting period in which the employees render the related services. These benefits include salaries, paid annual leave, paid sick leave, recreation and social security contributions and are recognized as expenses as the services are rendered. A liability in respect of a cash bonus or a profit-sharing plan is recognized when the Group has a legal or constructive obligation to make such payment as a result of past service rendered by an employee and a reliable estimate of the amount can be made.

ii.	Post-employment benefits:

The plans are normally financed by contributions to insurance companies and classified as defined contribution plans or as defined benefit plans.

Formula's and its Israeli investees' (as defined with respect to their Israeli employee contribution plans pursuant to section 14 of Israel's Severance Pay Law, 1963 (the "Severance Pay Law")) pay fixed contributions to those plans and will have no legal or constructive obligation to pay further contributions if the fund into which those contributions are paid does not hold sufficient amounts to pay all employee benefits relating to employee service in the current and prior periods. Contributions to the defined contribution plan in respect of severance or retirement pay are recognized as an expense when contributed concurrently with performance of the employee's services.

Formula and its Israeli investees also operate a defined benefit plan in respect of severance or retirement pay to their Israeli employees pursuant to the Severance Pay Law. According to the Severance Pay Law, employees are entitled to severance pay upon dismissal or retirement. The liability for termination of employment is measured using the projected unit credit method. The actuarial assumptions include rates of employee turnover and future salary increases based on the estimated timing of payment. The amounts are presented based on discounted expected future cash flows using a discount rate determined by reference to market yields at the reporting date on high quality corporate bonds that are linked to Israel's Consumer Price Index with a term that is consistent with the estimated term of the severance pay obligation.

In respect of its severance pay obligation to certain of its employees, the Group makes current deposits in pension funds and insurance companies (the "plan assets"). Plan assets comprise assets held by a long-term employee benefit fund or qualifying insurance policies. Plan assets are not available to the Group's own creditors and cannot be returned directly to the Group.

The liability for employee benefits shown in the statement of financial position reflects the present value of the defined benefit obligation, less the fair value of the plan assets. Remeasurements of the net liability are recognized in other comprehensive income in the period in which they occur.

Severance expenses for the years 2017, 2018 and 2019 were $37,313, $30,318 and $37,218, respectively.

iii.	Other long-term employee benefits:

Certain employees of the Group are entitled to benefits in respect of adaptation grants. These benefits are accounted for as other long-term benefits since the Group estimates that these benefits will be utilized and the respective Group's obligation will be settled during the employment period and more than twelve months after the end of the annual reporting period in which the employees rendered the related service.

The Group's net obligation for other long-term employee benefits, which is computed based on actuarial assumptions, is for the future benefit due to employees for services rendered in the current period and in prior periods and taking into account expected salary increases. The amount of these benefits is discounted to its present value. The discount rate is determined by reference at the reporting date to market yields on high quality corporate bonds that are linked to the Consumer Price Index and whose term is consistent with the term of the Group's obligation.

Remeasurement of the net obligation is recognized to the statement of comprehensive income in the incurred period.

27)	Earnings per share:

Earnings per share are calculated by dividing the net income attributable to equity holders of the Company by the weighted number of ordinary shares outstanding during the period. Potential ordinary shares are included in the computation of diluted earnings per share when their conversion decreases earnings per share from continuing operations. Potential ordinary shares that are converted during the period are included in diluted earnings per share only until the conversion date and from that date in basic earnings per share. The Company's share of earnings of investees is included based on its share of earnings per share of the investees multiplied by the number of shares held by the Company.

28)	Concentration of credit risk:

Financial instruments that potentially subject the Group to concentrations of credit risk consist principally of cash and cash equivalents, short-term bank deposits, restricted cash, trade receivables, marketable securities and foreign currency derivative contracts.

The majority of the Group's cash and cash equivalents, bank deposits, marketable securities and other financial instruments are invested with major banks in Israel, the United States and Europe. Management believes that these financial instruments are held in financial institutions with high credit standing, and accordingly, minimal credit risk exists with respect to these investments. Cash and cash equivalents and short-term deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions. Generally, these banks deposits may be redeemed upon demand and therefore bear minimal risk.

The Group's marketable securities, which as of December 31, 2019, are solely held by Magic Software, include investments in commercial and government bonds and foreign banks. The Group's marketable securities are considered to be highly liquid and have a high credit standing. In addition, managements of the Group's investees limit the amount that may be invested in any one type of investment or issuer, thereby reducing credit risk concentrations and consider their portfolios in foreign banks to be well-diversified (also refer to Note 5).

The Group's trade receivables are generally derived from sales to large organizations located mainly in Israel, North America, Europe and Asia Pacific. The Group performs ongoing credit evaluations of its customers using a reliable outside source to determine payment terms and credit limits which are approved based on the size of the customer and to date has not experienced any material losses. In certain circumstances, Formula and its investees may require letters of credit, other collateral or additional guarantees. From time to time, the Group's subsidiaries sell certain of its accounts receivable to financial institutions, within the normal course of business.

The Group maintains an allowance for doubtful accounts receivable based upon management's experience and estimate of collectability of each outstanding invoice. The allowance for doubtful accounts is determined with respect to specific debts or which collection is doubtful. The risk of collection associated with accounts receivable is mitigated by the diversity and number of customers.

Bad debt expense, net for the years ended December 31, 2017, 2018 and 2019 was $1,373, $1,723 and $1,176 respectively.

From time to time, the Group enters into foreign exchange forward and option contracts intended to protect against the changes in value of forecasted non-dollar currency cash flows. These derivative instruments are designed to offset a portion of the Group's non-dollar currency exposure (see Note 2 (25) above).

29)	Liquidity risk:

Liquidity risk arises from managing the Group's working capital as well as from financial expenses and principal payments of the Group's debt instruments. Liquidity risk consists of the risk that the Group will have difficulty in fulfilling obligations relating to financial liabilities.

The Group's policy is to ascertain constant cash adequacy needed for settling its liabilities when due. For this purpose, the Group aims to hold cash balances (or adequate credit lines) that will meet anticipated demands.

Formula and its investees examine cash flow forecasts on a monthly basis as well as information regarding cash balances. As of the reporting date, these forecasts indicate that the Group can expect sufficient liquid sources for covering its entire liabilities under reasonable assumptions.

30)	Changes in accounting policies - initial adoption of new financial reporting and accounting standards:

A.	First time implementation of IFRS 16 – "Leases":

In January 2016, the IASB issued IFRS 16, "Leases" ("the Standard"), which provides guidance on the recognition, measurement, presentation and disclosure of leases and supersedes IAS 17, "Leases" ("the old Standard"), IFRIC 4, "Determining Whether an Arrangement Contains a Lease", and SIC-15, "Operating Leases - Incentives". According to the Standard, a lease is a contract, or part of a contract, that conveys the right to use an asset for a period of time in exchange for consideration.

The Standard has been applied for the first time in these financial statements. As permitted by the Standard, the Group elected to apply the provisions of the Standard using the modified retrospective method, according to which it recognized lease liabilities on the initial application date of the Standard in respect of leases previously classified as operating leases according to IAS 17. The amount of the liability as of the date of initial application of the Standard was measured using the lessees' incremental borrowing rate of interest on the date of initial application of the Standard.

Certain right-of-use assets were measured as if the Standard had been applied from the commencement date of the lease but for the purpose of calculation, the lessee's incremental borrowing rate on the date of initial application was used, while the carrying amount of other right-of-use assets was identical to the carrying amount of the lease liability.

For details of the accounting policy applied from the date of initial application of the Standard, see Note 2(16).

The main effect of the initial application of the Standard relates to existing leases in which the Group is the lessee. According to the Standard, as explained in Note 2(16). the Group recognizes a lease liability and a corresponding right-of-use asset for each lease in which it is the lessee, excluding certain exceptions. This accounting treatment is different than the accounting treatment applied under the old Standard according to which the lease payments in respect of leases for which substantially all the risks and rewards incidental to ownership of the leased asset were not transferred to the lessee were recognized as an expense in profit or loss on a straight-line basis over the lease term.

The effects of the above changes on the consolidated statements of financial position are as follows:

As of January 1, 2019	As previously reported	The change	According to IFRS 16
LONG-TERM ASSETS
Right-of-use assets	-	105,525	105,525

Current Liabilities
Current maturities of operating lease liabilities	-	26,681	26,681

LONG-TERM LIABILITIES
Long-term operating lease liabilities	-	81,256	81,256

Equity
Retained earnings	262,557	(1,187)	261,370
Non-controlling interests	437,767	(1,225)	436,542

The Group was assisted by an external valuation expert in determining the appropriate interest rate for discounting its leases based on credit risk, the weighted average term of the leases and other economic variables.

31)	Certain amounts in the prior years' financial statements have been reclassified to conform to the current year's presentation.